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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K


(X) CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)        August 13, 1997
                                                --------------------------------

                           AMERICAN TELECASTING, INC.
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             (Exact name of registrant as specified in its charter)


                            Delaware                                          0-23008                            54-1486988
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(State or other jurisdiction of incorporation or organization)        (Commission File Number)                (I.R.S. Employer
                                                                                                            Identification No.)

       5575 Tech Center Drive, Colorado Springs, CO                                                                 80919
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         (Address of principal executive offices)                                                                (Zip Code)

    Registrant's telephone number, including area code:                                                       (719) 260 - 5533
                                                                                                              ----------------
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Item 5.          Other Events

On August 13, 1997, American Telecasting, Inc. issued the following press release:

             AMERICAN TELECASTING, INC.  RECEIVES TEMPORARY LISTING
                             EXCEPTION FROM NASDAQ


         Colorado Springs, Colorado, August 13, 1997 --  American Telecasting,
Inc. (NASDAQ: ATEL) announced today that it had received a temporary exception from The Nasdaq Stock Market, Inc. for its Class A common stock to be listed on The Nasdaq Stock Market. The temporary exception was granted by a panel authorized by the Board of Governors after a hearing held on July 25, 1997. The temporary exception is subject to certain conditions, which the company presently does not meet, and is limited in duration. In the event that American Telecasting, Inc. is unable to satisfy the conditions in the time permitted, the Company expects that its Class A common stock will be delisted from The Nasdaq Stock Market.

         If the Company's Class A common stock is removed from listing on the Nasdaq National Market, it would likely be more difficult to buy or sell the Class A common stock or to obtain timely and accurate quotations to buy or sell. In addition, the delisting process could result in a decline in the trading market for the Class A common stock, which could potentially depress the Company's stock and bond prices, among other consequences.

                                    * * * *

American Telecasting, Inc. is one of the largest operators of wireless cable television systems in the United States serving approximately 169,000 subscribers in 38 markets as of June 30, 1997. On August 12, 1997, the Company sold its current channel and operating interests in certain markets to BellSouth Corporation. These operating systems involved approximately 24,000 subscribers. Wireless cable television systems use microwave frequencies licensed by the FCC to provide multiple channel subscription television programming. Along with its commitment to deliver high levels of customer service, American Telecasting, Inc. offers value programming packages by pricing its products lower than its franchise cable and direct broadcast satellite competitors, creating improved value for its customers.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           AMERICAN TELECASTING, INC.


                                           By: /s/ David K. Sentman
                                              ----------------------------
                                                   David K. Sentman
                                                   Sr. Vice President and
                                                   Chief Financial Officer


Dated:  August 15, 1997